UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        May 23, 2005
                                                        ------------------------



                               UNOCAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
--------------------------------------------------------------------------------
(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
--------------------------------------------------------------------------------

(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.      Entry into a Material Definitive Agreement.

Payment for Director's Business Trip on Behalf of Unocal
--------------------------------------------------------
As described in the 2005 proxy statement of Unocal Corporation ("Unocal"), the compensation program for non-employee directors of Unocal provides that the Board of Directors of Unocal (the "Board") may award such directors fees from time to time, in addition to annual cash retainers, meeting attendance fees and reimbursement of expenses, for site visits or for attending business meetings to which a director is invited as a representative of Unocal. Mr. John W. Creighton, Jr., Vice-Chairman of the Board, participated, at the request of and on behalf of Unocal, in a business trip from April 1, 2005 through April 6, 2005 to Bangladesh and Thailand. Given the additional time commitment, travel requirements and responsibilities in connection with this business trip, at its May 23, 2005 meeting, the Board awarded Mr. Creighton an additional cash fee of $20,000 as compensation for the business trip.

Amendment to 2004 Directors' Deferred Compensation and Restricted Stock Unit Award Plan
----------
At its May 23, 2005 meeting, the Board amended Section 10(h) of the Unocal Corporation 2004 Directors' Deferred Compensation and Restricted Stock Unit Award Plan (the "Directors' Plan") to clarify that nothing in the Directors' Plan shall prohibit Unocal from establishing and funding a "rabbi trust" with respect to one or more director's deferred compensation distributions pursuant to the Directors' Plan. The amended and restated Directors' Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01  Other Events

On May 24, 2005, Unocal announced by press release the final voting results from its 2005 annual meeting of stockholders. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements & Exhibits.

(c) Exhibits.

    Exhibit 10.1 - 2004 Directors' Deferred Compensation and Restricted Stock
                   Unit Award Plan (as amended and restated effective as of May 23, 2005)

    Exhibit 99.1 - Press Release, dated May 24, 2005, entitled
                   "Unocal Stockholders elect directors, vote on other proposals at 2005 annual meeting."

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              UNOCAL CORPORATION
                                              (Registrant)


Date:  May 24, 2005                    By:  /s/John A. Briffett
---------------------                        -----------------------------------
                                              John A. Briffett
                                              Vice President and Comptroller

                                      -2-